Exhibit 99.1

Investment Presentation

FEBRUARY 2016

Information Regarding Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “anticipates,” “believes,” “contemplates,” “see,” “should,” “could,” “will,” “estimates,” “expects,” “intends,” “plans” and variations thereof and similar expressions, are intended to identify forward-looking statements. Examples of forward-looking statements in this presentation include, but are not limited to, statements regarding: (i) improvements in our new business production; (ii) “tuck-in” M&A activity; (iii) global brand recognition; (iv) completion of large UK M&A integration efforts; (v) the leveraging of internal resources across divisions and borders; (vi) our status as the premier provider of claims management services; (vii) our global presence in the claims space; (viii) our ability to stay in front of improvements in technology; (ix) commercial P&C pricing; (x) drivers and expected levels of our organic growth; (xi) future M&A opportunities, including bolt-on acquisitions to our international “platforms”; (xiii) increasing productivity and quality; (xiv) our management team; (xv) our use of leverage; (xvi) our balance sheet; and (xvii) our total shareholder return. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: declines in premiums or other adverse trends in the insurance industry; an economic downturn; competitive pressures in our businesses; failure to successfully or cost-effectively integrate recently acquired businesses; risks to our acquisition strategy, including continuing consolidation in our industry and increased interest in acquiring insurance brokers by private equity firms; our failure to attract and retain key executives and other personnel; risks arising from our international operations, including political and economic uncertainty and regulatory and legal compliance risk; concentration of large amounts of revenue with certain clients in our risk management segment; failure to apply technology effectively in our businesses; business continuity and cybersecurity risks; damage to our reputation; and failure to comply with regulatory requirements, including the FCPA, other anti-corruption laws, and data privacy laws.

Please refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for a more detailed discussion of these and other factors that could impact its forward-looking statements.

2

Information Regarding Non-GAAP Measures

This presentation includes references to Adjusted EBITDAC, Adjusted EBITDAC margin, Adjusted Revenues, Adjusted Operating Expense Ratio and Organic Growth, which are measures not in accordance with, or an alternative to, the GAAP information provided herein.

Earnings Measures—Gallagher believes that each of Adjusted EBITDAC and Adjusted EBITDAC margin, as defined below, provides a meaningful representation of its operating performance and improves the comparability of Gallagher’s results between periods by eliminating the impact of certain items that have a high degree of variability.

Adjusted EBITDAC is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables (EBITDAC), further adjusted to exclude gains realized from sales of books of business, acquisition integration costs, earnout related compensation charges, workforce related charges, lease termination related charges, client run-off/bankruptcy impact, South Australia and claim portfolio transfer ramp up fees/costs, acquisition related adjustments and the period-over-period impact of foreign currency translation, as applicable.

Adjusted EBITDAC margin is defined as Adjusted EBITDAC divided by Adjusted Revenues (defined below).

The most directly comparable GAAP measure for these non-GAAP earnings measures is net earnings. For the Brokerage Segment, the Risk Management Segment, and the two segments on a combined basis, net earnings was $139 million, $35 million and $174 million, respectively, in 2011, $156 million, $43 million and $199 million, respectively, in 2012, $205 million, $48 million and $253 million, respectively, in 2013, $264 million, $42 million and $306 million, respectively, in 2014 and $268 million, $57 million and $325 million, respectively, in 2015.

Revenue and Expense Measures—Gallagher believes that Adjusted Revenues and Adjusted Operating Expense Ratio, each as defined below, provides stockholders and other interested persons with useful information that will assist such persons in analyzing Gallagher’s operating results as they develop a future outlook for Gallagher. Gallagher believes that Organic Growth provides a comparable measurement of revenue growth that is associated with the revenue sources that will be continuing in 2016 and beyond. Gallagher has historically viewed organic revenue growth as an important indicator when assessing and evaluating the performance of its Brokerage and Risk Management segments. Gallagher also believes that using this measure allows financial statement users to measure, analyze and compare the growth from its Brokerage and Risk Management segments in a meaningful and consistent manner.

Adjusted Revenues is defined as revenues, adjusted to exclude gains realized from sales of books of business, New Zealand earthquake claims administration fees, South Australia ramp up fees and the impact of client bankruptcy.

Adjusted Operating Expense Ratio is defined as operating expense, adjusted to eliminate lease termination and abandonment charges, acquisition related adjustments and integration costs, costs related to New Zealand earthquake claims administration, South Australia and claim portfolio transfer ramp up costs, and the impact of foreign currency translation, as applicable, divided by Adjusted Revenues.

Organic Growth is defined as organic change in commission and fee revenues (including supplemental and contingent commissions), and excludes the first twelve months of net commission and fee revenues generated from acquisitions accounted for as purchases and the net commission and fee revenues related to operations disposed of in each year presented. These commissions and fees are excluded from organic revenues in order to help interested persons analyze the revenue growth associated with the operations that were a part of Gallagher in both the current and prior year. In addition, change in organic growth excludes the period-over-period impact of foreign currency translation. The amounts excluded with respect to foreign currency translation are calculated by applying 2015 foreign exchange rates to the same periods in 2014.

The most directly comparable GAAP measure for Adjusted Revenues and Organic Growth is reported revenues. For the Brokerage Segment, reported revenues were $533 million, $679 million, $783 million, $863 million, $946 million, $1,007 million, $1,114 million, $1,188 million, $1,276 million, $1,329 million, $1,544 million, $1,812 million, $2,126 million, $2,896 million, and $3,324 million in 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011, 2012, 2013, 2014 and 2015, respectively. For the Risk Management Segment, reported revenues were $682.3 million and $727.1 million in 2014 and 2015, respectively. The most directly comparable GAAP measure for Adjusted Operating Expense Ratio is reported operating expense, which was $247 million and $638 million in 2008 and 2015, respectively, for the Brokerage Segment and $126 million and $181 million in 2008 and 2015, respectively, for the Risk Management Segment.

Reconciliations – For other reconciliations, please see the appendix at the back of this presentation and the examples set forth in “Reconciliation of Non-GAAP Measures and supplemental quarterly financial data “ on Gallagher’s Web site at ajg.com/IR.

3

Who We Are

Founded in 1927

Public since 1984 – 32 years ago

One of the World’s Leading Insurance Brokers *

World’s largest P&C third-party administrator *

KEY FACTS

680+

Sales/Service Offices –

31 Countries

$4.0+B

2015 Total Adjusted Revenues**

21,537

Employees

$230.8M

Acquired Revenues – 2015

KEY SHAREHOLDER DATA

4.0%

Dividend Yield at January 28, 2016

$49.59 Hi $37.03 Lo

52-Week Range***

$6.7B

Market Cap***

$0.38

2016 Q1 Dividend/Share at January 28, 2016

176.9M

Outstanding Shares

AJG

NYSE

As of December 31, 2015 unless otherwise indicated.

*	According to Business Insurance.

**Brokerage and Risk Management adjusted revenue for the year ended December 31, 2015 *** as of January 15, 2016

4

Snapshot of Core Operations

BROKERAGE SEGMENT

RISK MANAGEMENT

SEGMENT

82% of revenue*

We sell insurance and consult on insurance programs

P&C and benefits

Retail and wholesale

Primarily middle-market commercial clients and individuals

77% of revenue* is commissions – 23% is fee-based

18% of revenue*

We adjust claims and help companies and carriers reduce their losses

Workers compensation, liability, managed care, property and auto

Modest amount of storm/quake claims

Primarily Fortune 1000 clients

90% of revenue* from non-affiliated brokerage customers and their clients

*Brokerage and Risk Management adjusted revenue for the year ended December 31, 2015.

5

Diverse Revenue Base

BROKERAGE*

RETAIL P/C

59%

RETAIL BENEFITS

24%

WHOLESALE

17%

RISK MANAGEMENT*

WORKERS COMPENSATION

69%

LIABILITY

27%

PROPERTY

4%

*Brokerage and Risk Management adjusted revenue for the year ended December 31, 2015.

DOMESTIC

64%

INTERNATIONAL

36%

DOMESTIC

81%

INTERNATIONAL

19%

6

Brokerage Segment – 2015

ADJUSTED REVENUES

$3,500 $3,000 $2,500

$2,795

2014

19%

$3,317

2015

TOTAL ORGANIC GROWTH

8.0%

6.0%

4.0%

2.0%

4.3%

2014

3.6% 2015

ADJUSTED EBITDAC

$1,000 $900 $800 $700

$600

(in $M)

$710

2014

22%

$867

2015

ADJUSTED EBITDAC MARGIN

27.0% 26.0% 25.0% 24.0% 23.0%

25.4%

2014

26.1%

2015

See important disclosures regarding Non-GAAP measures on Page 3.

7

Risk Management Segment – 2015

ADJUSTED REVENUES

$750 $725 $700 $675 $650 $625

$660

2014

10%

$728

2015

TOTAL ORGANIC GROWTH

13.0% 11.0% 9.0% 7.0% 5.0%

9.5%

2014

11.3%

2015

ADJUSTED EBITDAC

$140 $130 $120 $110 $100

$90

(in $M)

$107

2014

18%

$126

2015

ADJUSTED EBITDAC MARGIN

20.0% 18.0% 16.0% 14.0% 12.0%

16.1%

2014

17.3%

2015

See important disclosures regarding Non-GAAP measures on Page 3.

8

Brokerage & Risk Management Combined – 2015

ADJUSTED REVENUES

$4,400 $4,000 $3,600 $3,200 $2,800

$3,455

2014

17%

$4,045

2015

TOTAL ORGANIC GROWTH

7.0% 6.0% 5.0% 4.0% 3.0% 2.0%

5.5%

2014

5.1%

2015

ADJUSTED EBITDAC

$1,200 $1,100 $1,000 $900 $800 $700 $600

(in $M)

$816

2014

22%

$993

2015

ADJUSTED EBITDAC MARGIN

26.0% 25.0% 24.0% 23.0% 22.0% 21.0% 20.0%

23.6%

2014

24.5%

2015

See important disclosures regarding Non-GAAP measures on Page 3.

Adjusted Net Earnings from Clean Energy Investments

$120.0 $110.0 $100.0 $90.0 $80.0 $70.0 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0

-$10.0

(in $M)

-$4.8

2009

$7.5

2010

$3.9

2011

$32.7

2012

$63.7

2013

$90.5

2014

$100.9

2015

Excludes non-cash after tax gains of $14.1m and $5.8m from re-consolidation accounting gains related to clean-energy investments recorded in first quarters of 2014 and 2013, respectively.

Dividends Per Share

$1.52*

$1.60

$1.40

$1.20

$1.00

$0.80

$0.60

$0.40

$0.20

$0.00

1984

2016

*Indicated – On January 28, 2016, Gallagher’s Board of Directors declared a $.38 per share first-quarter 2016 dividend.

2015 Business Highlights

Brokerage & Risk Management growth:

17% adjusted revenue growth

22% adjusted EBITDAC growth

92 bps margin improvement

5.1% total organic growth

M&A growth: $230.8m in acquired revenues

WGA—New England Platform

+43 additional—avg $3.6m in revenue

Returning to tuck-in opportunities

Clean energy growth:

$100.9m of adjusted net earnings

12% increase in adjusted net earnings over 2014

Additional 2 facilities to long-term production contracts

All while accomplishing:

Global M&A integration

Completed Australia/New Zealand & Canada

Combining 4 U.K. brokers expected to finish in 2016

Top 5 broker in the U.K.

U.S. retail–one agency system

See important disclosures regarding Non-GAAP measures on Page 3 and Page 10.

Where We’re Going

BROKERAGE SEGMENT

RISK MANAGEMENT

SEGMENT

Improving new business production

Continuing tuck-in M&A

Increasing global brand recognition

Completing large U.K. M&A integration

Leveraging internal resources across divisions

To be premier provider of claims management services with superior outcomes

Increasing global presence in claims space

U.S. clients with global operations

Expanding via M&A/new partners Staying in front of improving technology Increasing brand recognition globally Leveraging resources across borders

Indicators for U.S. P/C Carriers – Shallow Rate Environment

COMBINED RATIOS

120 115 110 105 100 95 90

118.3

93.8

97.0

PREMIUM/STATUTORY SURPLUS

1.6x

1.4x

1.2x

1.0x

0.8x

0.6x

Source for calendar year combined ratio data: AM Best. Using 9 month 2014 data as of 01/29/15. 2012 and prior excludes certain large mortgage insurance and personal lines companies.

Source for data : Total US P/C Industry from Best’s Statement File P/C US for 2001 – 2013. and Quarterly Statement File for 9 months 2014

(annualized). Prior to 2001, sources are A.M. Best and ISO via the Insurance Information Institute.

INVESTMENT YIELDS

8.0%

7.0%

6.0%

5.0%

4.0%

3.0%

2.0%

1.0%

STATUTORY SURPLUS

$800 $700 $600 $500 $400 $300 $200 $100

Source for data : Total US P/C Industry from Best’s Statement File P/C US for 2001 – 2013. and Quarterly Statement File for 9 months 2014 (annualized) as of 01/29/2015. Prior to 2001, sources are A.M. Best and ISO via the Insurance Information Institute.

($Billions)

Source for data : Total US P/C Industry from Best’s Statement File P/C US for 2004 – 2013 and Quarterly Statement File for 9 months 2014 as of 0/29/15. Prior to 2004, sources are A.M. Best and ISO via the Insurance Information Institute.

Commercial P&C Pricing Shows Shallow Cycle

160 150 140 130 120 110 100 90 80

CPI 136

Rates 96

Commercial Rate Index reflects the cost of P&C premiums relative to the year 2000. Constructed using Counsel of Insurance Agents and Brokers (CIAB) data. CPI index uses data from the Bureau of Labor Statistics.

Shows Shallow Pricing Cycle

6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% -1.0% -2.0% -3.0% -4.0%

5.2%

5.0%

4.4% 4.3% 4.3%

3.9%

3.4%

2.7%

2.1%

1.5%

0.9%

0.1%

-0.1%

-0.5%

-0.7%

-2.3%

-2.9% -2.8% -3.1% -3.3%

CIAB—Change in Average Commercial Rates

Gallagher Sales Culture Performs Through Any Pricing Cycle

25.0% 20.0% 15.0% 10.0% 5.0% 0.0% -5.0% -10.0% -15.0%

Gallagher Organic CIAB—Change in Avg. Commercial Rates

Hard Market Soft Market Shallow Market

19.8%19.8% 16.0% 14.0% 10.0%

AJG

5.6% Organic

5.0%

8.1% 4. 4% 3.8% 3.8%

3.1%

2.0% 2.0% 2.0%

4.4%

-0.8% 3.8%

-2.4% -1.7%

0.2%

0.1%

CIAB

-4. 1%

-5.2% -5.4% -2.9% -5.6% -8.0% -11.0% -12.1%

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

CIAB is the 4 quarter average. Gallagher’s Brokerage Segment Organic Growth excluding Contingent Commissions.

See important disclosures regarding Non-GAAP measures on Page 3.

Shallow Rate Cycle Is Better for:

CLIENTS

CARRIERS

& BROKERS

How We’re Getting There-Consistent Growth Strategy

Consistent Growth Strategy – Organic

Driving Brokerage Organic Growth

Niche Expertise Teams – Brokerage

Agribusiness Automotive

Aviation & Aerospace Construction Energy Entertainment Environmental Global Risks Healthcare Higher Education Hospitality Life Sciences Life Solutions

Manufacturing Marine Personal Private Equity Professional Groups Public Entity Real Estate Religious/Nonprofit Restaurant Scholastic Technology/Telecom Trade Credit/ Political Risk Transportation

Driving Risk Management Organic Growth

Risk Mgmt Growth Focuses on Four Market Segments

PUBLIC SECTOR ALTERNATIVE ENTITIES MARKET

PARTICIPANTS

LARGE

INSURANCE COMMERCIAL

CARRIERS ENTITIES

Consistent Growth Strategy – M&A

2015 –Acquisition Revenue Growth

900 800 700 600 500 400 300 200 100 0

Domestic Property & Casualty Employee Benefits

Foreign Property & Casualty Risk Management

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Annualized Revenues Acquired (in $M’s)

M&A Opportunities Continue

Vast Pipeline

Domestic and international markets highly fragmented

18,000+ agents/ brokers just in the U.S.

Baby boomers looking for exit strategy

Need Gallagher’s expertise

Acquisition Units

Retail P&C Wholesale Benefits International MGA MGU Captive

Limited Consolidators

Core Competency

Culture Proven history Ability to integrate

Platforms In Place for Bolt-on M&A

International Correspondent Broker Network

Client Capabilities in 150 Countries

Productivity and Quality Initiatives

Focus Continues:

Optimizing Productivity & Quality

Utilizing

Controlling Offshore Headcount Centers of Excellence

Leveraging Utilizing Sales Force Sourcing to Management Manage Tools Expenses

Building Investing in Productivity Business Tools – DMS Intelligence Workflow

Optimizing Standardizing Real Estate Processes and Footprint Systems

Benefits Continue:

From Offshore Centers of Excellence

Reduce Costs

Foster Innovation

Increase Speed to Market

Focus on Core

Improve

Quality

Client-Facing Efforts

BUILDING CLIENT SERVICE OPERATIONS

Process and deliver consistent client service

Technology and tools improve operating efficiencies

Staffed by dedicated service professionals that:

Generate client applications and proposals Handle client requests Manage renewal cycles

Improves turn-around time on client requests

Supports production teams

Can still customize for niche practice areas

Easily integrated for new acquisition partners to utilize

Behind the Scenes Efforts

OFFSHORE CENTERS OF EXCELLENCE UPDATE

We now have more than 2,400 associates in four locations

Utilized for processes such as:

Policy checking Policy issuance Certificates of insurance Renewal support Claims support Accounting support

Substantially improved quality and reduced both operating and E&O costs

Easy for new acquisition partners to utilize

Quality Metrics on Target

EFFICIENCY IMPROVEMENTS

Reduced policy delivery from 30 to 10 days

Reduced certificate of insurance delivery expense by 20+%

Standardized policy issuance for top 30 carriers and reduced issuance time from 12 to 3 days

Single agency management system and standardized processes across the network

Offloaded routine work such as ordering reports, filing forms and paying bills from experienced Claims Adjusters to COE staff

Centralized billing to clients – previously done in 90 locations – thereby reducing costs

Consolidated 5 regional accounting centers to 1 divisional accounting center in Itasca

DRIVE QUALITY AND SERVICE

Achieved 99% quality rate

Improved quality rate to 99.5% and reduced delivery time from 2 hours to 1 hour

Improved carrier and retailer satisfaction

Real-time, up-to-date, quality client data in single repository for 24/7 producer access

Allows Claims Adjusters to focus on timely and cost effective resolution of open claims

Improved accuracy, speed and cash flows

Standardizes and automates data processes, improves report timing, reduces errors, and generates savings on resources

Reduced Adjusted Operating Expense Ratio

BROKERAGE

22.0% 21.0% 20.0% 19.0% 18.0% 17.0% 16.0%

20.8%

2008

17.3%

2015

RISK MANAGEMENT

28.0% 27.0% 26.0% 25.0% 24.0% 23.0%

27.0%

2008

24.4%

2015

See important disclosures regarding Non-GAAP measures on Page 3.

Brokerage & Risk Mgmt Adjusted EBITDAC Margin

25.0%

24.0%

23.0%

22.0% 21.0% 20.0% 19.0% 18.0%

20.4% 21.2% 22.1% 23.6% 24.5%

2011 2012 2013 2014 2015

See important disclosures regarding Non-GAAP measures on Page 3.

Ranked “Highest in Customer Satisfaction among Brokers for Large Commercial Insurance“1

SM

According to the 2015 Large Commercial Insurance Study conducted by J.D. Power and in partnership with RIMS, Arthur J. Gallagher & Co. ranked highest in customer satisfaction among brokers in the large commercial insurance space. The study focused on 8 factors of customer satisfaction, and Arthur J. Gallagher & Co. scored

1

highest in 6 of the 8 factors.

Gallagher scored highest in the following factors1:

Quality of advice/guidance provided

Reasonableness of fees

Ease of the renewal process

Variety of program offerings

Effectiveness of program review

Claims process

1Arthur J. Gallagher & Co. received the highest numerical score among brokers for large commercial insurance in the J.D. Power 2015 Large Commercial Insurance Study. Based on 1,285 responses measuring 5 brokers and experiences and perceptions of large commercial insurance insureds, surveyed in April-August 2015. Your experiences may vary. Visit jdpower.com.

Relentless Focus on Quality and Customer Service

Voted Best UK Broker for Service – 2015

STRATEGIC RISK’S UK FTSE SURVEY

Best Companies for Leaders – 2015

CHIEF EXECUTIVE MAGAZINE

America’s Best Employers – 2015

FORBES MAGAZINE

Best TPA in Casualty Claims Handling – 2015

ADVISEN CLAIMS SATISFACTION SURVEY

UK Employee Benefits Consultancy of the Year – 2015

WORKPLACE SAVINGS AND BENEFITS MAGAZINE

Leadership 500 Excellence Award – 2015

HR.COM

Corporate Champion for Board Gender Balance – 2015

WOMEN’S FORUM OF NEW YORK

Best Mid-Sized Broker – 2014

REACTIONS MAGAZINE

Group Risk Adviser of the Year – 2014

AJG BENEFITS TEAM CORPORATE ADVISER

AJG Intl/OIM – MGA of the Year – 2014

INSURANCE POST

Maintaining Culture

Maintain Unique Culture

One of the World’s Most Ethical Companies

as Recognized by Ethisphere four years in a row

Industry-leading commitment to ethics and dedication to integrity

Chosen for:

Promoting ethical business standards and practices

Exceeding legal compliance standards

Innovating to benefit the public Demonstrating that corporate citizenship is tied to company success

Only 145 organizations named worldwide

Why Invest?

You believe our company has:

Right management Unique culture Proven growth strategy Continuing M&A opportunites increasingng productivity Gallagher IS WELL positioned for future growth quality good use of leverage strong balance sheet

Excellent return to shareholders

Why Invest? We Are Just Getting Started 352%

AJG

86%

S&P 500

Source for data: Bloomberg. Total returns from 1/1/2000 – 12/31/2015 include reinvestment of dividends.

For Additional Information:

Marsha Akin

Director – Investor Relations Marsha_Akin@ajg.com

Phone: 630-285-3501

Arthur J. Gallagher & Co.

Appendix: EBITDAC and Organic Growth Reconciliations

Arthur J. Gallagher & Co.
Information Regarding Non-GAAP Measures - Year Ended December 31, 2015 and 2014
(Unaudited - in millions except percentage data)

	Brokerage Segment		Risk Management Segment		Corporate Segment		Total Company	
Reconciliation of EBITDAC to Net Earnings	**2015**	**2014**	**2015**	**2014**	**2015**	**2014**	**2015**	**2013**
Net earnings	$ 268.1	$ 263.8	$ 57.2	$ 42.1	$ 63.8	$ 21.6	$ 389.1	$ 327.5
Provision (benefit) for income taxes	145.3	151.0	35.1	25.3	(276.0)	(212.3)	(95.6)	(36.0)
Interest	-	-	24.3	-	103.0	89.0	127.3	89.0
Depreciation	54.4	44.4	3.0	21.2	15.2	3.8	72.6	69.4
Amortization	237.3	186.3	(0.5)	3.2	-	-	236.8	189.5
Change in estimated acquisition earnout payables	41.1	17.6	-	(0.1)	-	-	41.1	17.5
EBITDAC	**$ 746.2**	**$ 663.1**	**$ 119.1**	**$ 91.7**	**$ (94.0)**	**$ (97.9)**	**$ 771.3**	**$ 656.9**

	Brokerage Segment		Risk Management Segment		Combined Brokerage & Risk Management Segments	
Organic Revenues	**2015**	**2014**	**2015**	**2014**	**2015**	**2014**
Total Commissions and Fees						
Commissions as reported	$ 2,338.7	$ 2,083.0	$ -	$ -	$ 2,338.7	$ 2,083.0
Fees as reported	705.8	577.0	710.9	662.6	1,416.7	1,239.6
Supplemental commissions as reported	125.5	104.0	-	-	125.5	104.0
Contingent commissions as reported	93.7	84.7	-	-	93.7	84.7
International performance bonus fees	-	-	15.6	18.7	15.6	18.7
Less commissions and fees from acquisitions	(411.3)	-	(3.9)	-	(415.2)	-
Less commissions and fees from disposed of operations	-	(9.1)	-	-	-	(9.1)
Less fees from client run-off	-	-	(17.5)	(25.8)	(17.5)	(25.8)
Levelized foreign currency translation	-	(87.0)	-	(21.8)	-	(108.8)
Total organic commissions and fees	$ 2,852.4	$ 2,752.6	$ 705.1	$ 633.7	$ 3,557.5	$ 3,386.3
Total organic change in commissions and fees	3.6%		11.3%		5.1%	

15COR23863C

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